Debt	9 Months Ended
Sep. 30, 2014
Debt Disclosure [Abstract]
Debt

NOTE 8 — DEBT

Debt is summarized as follows (in millions):

	September 30, 2014	December 31, 2013
Senior Secured Revolving Credit Facility	$20.0	$—
Senior Secured Term Loan Facility	288.8	291.0
Senior Notes	400.0	400.0
Capital lease obligations	0.2	0.3
Economic development loan	0.3	0.4
Unamortized original issue discount	(0.4)	(0.6)

	708.9	691.1
Less:
Current maturities	23.2	3.2

Long-term debt	$685.7	$687.9

Senior Secured Credit Facilities

On January 26, 2011, Holdings, as a guarantor, and UCI International, Inc., as borrower, entered into a $375.0 million senior secured credit facilities agreement (the “Senior Secured Credit Facilities”) comprised of a $300.0 million senior secured term loan facility due July 26, 2017 (the “Senior Secured Term Loan Facility”) and a $75.0 million senior secured revolving credit facility due January 26, 2016 (the “Senior Secured Revolving Credit Facility”). At September 30, 2014, letters of credit issued under the Senior Secured Revolving Credit Facility totaled $6.5 million and outstanding borrowings under the Senior Secured Revolving Credit Facility were $20.0 million, which reduced the availability under the Senior Secured Revolving Credit Facility to $48.5 million. At December 31, 2013, letters of credit issued under the Senior Secured Revolving Credit Facility totaled $7.3 million, which reduced the availability under the Senior Secured Revolving Credit Facility to $67.7 million. At December 31, 2013, there were no borrowings outstanding under the Senior Secured Revolving Credit Facility.

The Senior Secured Credit Facilities contain customary covenants that restrict Holdings and its subsidiaries from certain activities including, among other things, incurring debt, creating liens over assets, selling or acquiring assets and making restricted payments, in each case except as permitted under the Senior Secured Credit Facilities. Holdings and its subsidiaries also must comply with a minimum interest coverage ratio covenant, a maximum senior secured leverage ratio covenant and with annual limitations on capital expenditures. In addition, there is an annual excess cash flow prepayment provision. Holdings is required to make mandatory prepayments equal to 50% of Excess Cash Flow (as defined in the Senior Secured Credit Facilities) if the senior secured leverage ratio is greater than 2.0 to 1.0, or 25% of Excess Cash Flow if the senior secured leverage ratio is less than or equal to 2.0 to 1.0. Holdings was not required to make a prepayment based upon the excess cash flow calculation for the year ended December 31, 2013. At September 30, 2014 and December 31, 2013, Holdings and its subsidiaries were in compliance with all applicable covenants.

Senior Notes

On January 26, 2011, UCI International, Inc. issued $400.0 million aggregate principal amount of 8.625% Senior Notes due 2019 (the “Senior Notes”). The Senior Notes are guaranteed on a senior basis by Holdings and certain of its subsidiaries. The Senior Notes bear interest at a rate of 8.625% per annum, and interest is payable semi-annually on February 15 and August 15.

The indenture governing the Senior Notes contains covenants that restrict the ability of Holdings and its subsidiaries to, among other things, incur additional debt or issue disqualified and preferred stock, make certain payments including payment of dividends or redemption of stock, make certain investments, incur certain liens, sell assets, merge or consolidate with other entities, and enter into transactions with affiliates. As of September 30, 2014 and December 31, 2013, Holdings and its subsidiaries were in compliance with all applicable covenants.

Economic Development Loan

On September 17, 2012, Wells Manufacturing, L.P. (“Wells”), a wholly-owned indirect subsidiary of Holdings, entered into an economic development loan for $0.5 million with the Fond du Lac County Economic Development Corp. to assist with the expansion of the vehicle electronics facility in Fond du Lac, Wisconsin. This economic development loan has a five-year maturity with annual principal payments of $0.1 million and bears interest at 2.0% per annum. Both principal and interest payments are due annually on October 1, commencing October 1, 2013. The economic development loan contains a provision that in the event the vehicle electronics business meets and maintains certain employee headcount and wage requirements, measured on an annual basis, all or a portion of the principal and interest due will be forgiven. As of September 30, 2014 and 2013, Wells met the requirements set forth above for both the first and second annual principal and interest payments and received debt forgiveness in the amount of $0.1 million each for the payments due October 1, 2014 and 2013. The debt forgiveness is recorded as a gain in miscellaneous, net in the interim unaudited condensed consolidated statements of comprehensive income (loss).

Future repayments

Below is a schedule of required future repayments of all debt outstanding on September 30, 2014 (in millions).

Remainder of 2014	$20.8
2015	3.2
2016	3.2
2017	282.1
2018	—
Thereafter	400.0

$709.3

Interest expense, net

The following table provides the detail of net interest expense for the respective periods (in millions). Capitalized interest was less than $0.1 million and $0.1 million for the three months ended September 30, 2014 and 2013, respectively, and $0.1 million and $0.6 million for the nine months ended September 30, 2014 and 2013, respectively.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Interest expense
Senior Secured Revolving Credit Facility	$0.1	$—	$0.1	$—
Senior Secured Term Loan Facility	4.1	4.1	12.1	12.2
Senior Notes	8.7	8.7	25.9	25.9
Other	0.2	0.2	0.8	0.3
Amortization
Debt issue costs
Senior Secured Term Loan Facility	0.2	0.2	0.9	0.8
Senior Notes	0.5	0.4	1.1	1.0
Senior Secured Revolving Credit Facility	0.1	0.1	0.3	0.3
Original issue discounts	—	—	0.2	0.2
Unrealized foreign exchange gains	(11.8)	—	(5.4)	—

Total interest expense	2.1	13.7	36.0	40.7
Interest income	—	—	(0.1)	(2.9)

Interest expense, net	$2.1	$13.7	$35.9	$37.8

In December 2013, Holdings established a $100.0 million, U.S. dollar-denominated, intercompany loan with one of its U.S. subsidiaries. The non-cash unrealized foreign exchange gains arose from a strengthening of the U.S. dollar against the New Zealand dollar. The intercompany loan is eliminated upon consolidation, but in accordance with GAAP the impact of currency exchange rate fluctuations is recorded in interest expense, net in the interim unaudited condensed consolidated statements of comprehensive income (loss).

During the nine months ended September 30, 2013, one of Holdings’ Mexican subsidiaries received refund payments related to value-added tax receivables. The refunds received included $2.8 million of interest income which is recorded in interest expense, net in the interim unaudited condensed consolidated statements of comprehensive income (loss).